Grant and Subsidy Income	12 Months Ended
Apr. 30, 2022
Grant And Subsidy Income [Abstract]
GRANT AND SUBSIDY INCOME
20.	GRANT AND SUBSIDY INCOME
In July 2020, IPA USA and Talem (the “Subgrantee”) were awarded a grant of US$1.5 million by the North Dakota Department of Agriculture through the CARES Act ND Bioscience Group Program for the development of antibody therapeutics against
SARS-CoV-2.
The total grant project cost is US$2.0 million, for which the Subgrantee must contribute an amount not less than 25% of the grant project cost, or US$0.5 million. In addition, the Company has been awarded a US$0.08 million grant from the state of North Dakota to fund its PolyTope mAb Therapy platform, which the Company is using to develop treatments for the coronavirus
(COVID-19)
and other pathogens. The Company has recorded a total of nil and $1.9 million during the year ended April 30, 2022 and 2021, respectively, related to these grants.